UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2012

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

August 31, 2012

Annual Report

Western Asset Global Partners Income Fund Inc.

(GDF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Partners Income Fund Inc.

Fund objectives

The Fund seeks to maintain a high level of current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Fund overview	1

Fund at a glance	7

Spread duration	8

Effective duration	9

Schedule of investments	10

Statement of assets and liabilities	34

Statement of operations	35

Statements of changes in net assets	36

Statement of cash flows	37

Financial highlights	38

Notes to financial statements	39

Report of independent registered public accounting firm	58

Additional information	59

Annual chief executive officer and principal financial officer certifications	65

Other shareholder communications regarding accounting matters	66

Dividend reinvestment and cash purchase plan	67

Important tax information	71

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Partners Income Fund Inc. for the twelve-month reporting period ended August 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

In mid-April 2012, the Fund announced that its Board of Directors had approved changes to one of its investment policies. Under the previous investment policy, the Fund was restricted from entering into certain types of derivative transactions with counterparties other than those rated in the highest rating category of at least one nationally recognized rating organization. Effective April 17, 2012, the Fund adopted an amended investment policy which gives Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager (“LMPFA”), or Western Asset Management Company, the Fund’s sub-adviser (“WAM”), the discretion to determine whether a particular counterparty in such transactions is creditworthy.

As a result of the credit crisis, many counterparties are no longer rated in the highest category. This made the Fund’s previous investment policy too prohibitive and did not allow the Fund the flexibility necessary to diversify its exposure in certain types of derivative transactions among various counterparties. The amended investment policy gives the Fund the ability to trade with counterparties with less than the highest credit rating as long as the counterparties are deemed creditworthy by LMPFA or WAM. Management believes the new policy will not materially increase risk for the Fund.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com.

Western Asset Global Partners Income Fund Inc.	III

Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 28, 2012

IV	Western Asset Global Partners Income Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended August 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 4.1% in the third and fourth quarters of 2011, respectively. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. Moderating growth was partially due to weaker consumer spending, which rose only 1.5% in the second quarter, versus 2.4% during the first three months of the year.

The job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.1%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved higher, reaching 8.3% in July, before dipping to 8.1% in August.

Meanwhile the housing market brightened, as sales have started to improve of late and home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, existing-home sales rose 7.8% on a seasonally adjusted basis in August 2012 versus the previous month. This represented the largest increase in 27 months. In addition, the NAR reported that the median existing-home price for all housing types was $187,400 in July 2012, up 9.5% from July 2011. This marked the sixth consecutive month that home prices rose compared to the same period a year earlier and was the largest year-over-year increase since January 2006.

While the manufacturing sector overcame a soft patch that occurred in the summer of 2011, it again weakened late in the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011 the manufacturing sector expanded at its weakest pace in two years, with a reading of 50.6 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI was then somewhat choppy over the next eight months, but rose as high as 54.8 in April 2012. The PMI then fell to 49.7 in June, which represented the first contraction in the manufacturing sector since July 2009. While the PMI ticked up to 49.8 in July, it fell to 49.6 in August, and remained in contraction territory.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2012 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “In the past three months, the global recovery, which was not strong to start with, has shown signs of further weakness.” The IMF now projects that global growth will fall from 3.9% in 2011 to 3.5% in 2012. From a regional perspective, the IMF now anticipates 2012 growth will be -0.3% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that emerging market growth will fall

Western Asset Global Partners Income Fund Inc.	V

from approximately 6.2% in 2011 to 5.6% in 2012.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September, after the reporting period ended, the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that it would further extend Operation Twist and keep the federal funds rate on hold until at least mid-2015.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low at the time. In July 2012, the ECB then cut rates to 0.75%, a record low. Finally, in September, after the reporting period ended, the ECB introduced its Outright Monetary Transactions program (“OMT”). With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 28, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VI	Western Asset Global Partners Income Fund Inc.

Investment commentary (cont’d)

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation. Under normal market conditions, the Fund will invest at least 33% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries and at least 33% of its total assets in high-yield U.S. corporate debt securities. The Fund is also able to invest up to 33% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, both investment grade and high-yield securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stocks and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

The Fund’s investment process assimilates top-down macroeconomic views with bottom-up credit analysts’ fundamental and relative value views regarding industry and issuer opportunities. As a firm, Western Asset Management Company (“Western Asset”), the Fund’s subadviser, aims to add value by exploiting inefficiencies in the fixed-income markets. A fundamental approach is used to identify these inefficiencies.

The Fund diversifies its holdings across a range of securities, industries and maturity dates in an attempt to minimize the risk of any individual holding. We use various tools, both external and proprietary, to help identify, measure and manage portfolio risk. In particular, we look for companies that we believe have the ability to weather adverse economic conditions while providing moderate to high returns to bondholders, companies that are repositioning in the marketplace and that we believe are temporarily undervalued, and companies that demonstrate an ability to improve their financial condition where that improvement and positive trajectory have not yet been fully appreciated by rating agencies and the market. Often times, this strategy will result in a higher concentration of lower-rated securities in the portfolio versus the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexi. However, no assurance can be given that markets will perform as we predict, and a risk of loss exists.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Keith J. Gardner, Ryan K. Brist and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility during the reporting period, but ultimately generated positive results. Risk aversion generally ruled the markets in

2	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Fund overview (cont’d)

September 2011, given mostly disappointing economic data, the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. Most spread sectors then rallied in October, given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November, demand for the spread sectors resumed in December and generally remained robust during the next three months. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of heightened risk aversion during a portion of March, April and May. The spread sectors then rallied from June through August as investor sentiment improved.

Short-term Treasury yields rose, whereas long-term Treasury yields declined during the reporting period. When the period began, two-year Treasury yields were 0.20%. They moved as low as 0.16% on September 19, 2011 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 2.23% at the beginning of the period and peaked at 2.42% on October 27, 2011. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy. When the reporting period ended on August 31, 2012, two-year Treasury yields were 0.22% and ten-year Treasury yields were 1.57%.  All told, the Barclays U.S. Aggregate Indexiii, returned 5.78% for the twelve months ended August 31, 2012. For comparison purposes, riskier fixed-income securities, including high-yield bond and emerging market debt, produced stronger results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 13.84% and 13.85%, respectively.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. Overall, we marginally reduced the Fund’s high-yield exposure and added to the Fund’s emerging market debt exposure. In particular, we increased the Fund’s allocation to emerging market U.S. dollar-denominated sovereign debt and increased its exposure to the Philippines. In contrast, we reduced the Fund’s exposures to local currency and emerging market corporate bonds. We actively participated in the new issue market by selectively purchasing high-yield corporate bonds and emerging market debt from a variety of sectors. Within the high-yield market, we increased the Fund’s allocation to certain holdings in the Financials sector, while reducing its allocation to the Technology sector. Elsewhere, we reduced our exposure to CCC-rated securities at the end of the reporting period as the spread sectors rallied and valuations became less attractive.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 22% of the gross assets of the Fund, a decrease of roughly 2% from the beginning of the period.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	3

During the reporting period, currency forwards were utilized to hedge the Fund’s European currency exposure. The gains in our currency hedges served their purpose by offsetting the decline in the value of our euro and sterling bonds when translated back to U.S. dollars. Brazil local interest rate swaps, which were used to manage our exposure to the Brazilian local market, contributed marginally to performance. To manage our high-yield exposure, we used options on high-yield index swaps (CDX) and individual high-yield CDX contracts. The options on CDX were positive but the individual CDX were negative. However, together the net effect of these contracts was positive for the portfolio. These “market hedges” were intended to manage the portfolio during periods of high volatility, while still maintaining the Fund’s lower quality biases. All told, derivatives contributed positively to the Fund’s net performance.

Performance review

For the twelve months ended August 31, 2012, Western Asset Global Partners Income Fund Inc. returned 15.33% based on its net asset value (“NAV”)v and 23.03% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 13.84% and 13.85%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagevi returned 16.49% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.14 per share.  The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of August 31. 2012. Past performance is no guarantee of future results.

Performance Snapshot as of August 31. 2012

Price Per Share	12-Month Total Return*
$12.11 (NAV)	15.33%†
$13.63 (Market Price)	23.03%‡

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively.

†	Total return assumes the reinvestment of all distributions at NAV.

‡	Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Within our high-yield allocation, individual issuer selection was the main driver of relative performance. In particular, our overweight exposures to Mohegan Tribal Gaming Authority, Royal Bank of Scotland, CMA CGM and Hapag-Lloyd enhanced the Fund’s results. Mohegan Tribal Gaming Authority overseas the Mohegan Sun casino located in Connecticut. Its bond had performed poorly prior to the beginning of the reporting period due to liquidity concerns and difficulties in the company’s efforts to refinance its debt. Its bonds subsequently rebounded sharply as the company successfully refinanced its debt and extended its maturity profile. Our Royal Bank of Scotland exposure benefited from continued balance sheet and capital ratio

4	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Fund overview (cont’d)

improvement, with the company selling off non-core assets during the period. Additionally, European macro concerns subsided toward the end of the reporting period, with rumors that the European Central Bank (ECB) was considering decisive actions, including the formation of a unified European banking commission. Post the end of the reporting period, the ECB announced these actions. CMA CGM and Hapag-Lloyd are global shipping companies headquartered in Europe. These bonds had performed poorly in the prior reporting period due to a variety of factors, including fears of long-term decelerating global economic growth, higher oil prices and issues related to the ongoing European sovereign debt crisis. These bonds rallied significantly from distressed levels during the reporting period as both of the company’s fundamentals stabilized and investor concerns dissipated.

The portfolio’s quality biases within the high-yield market also contributed to performance during the period. Relative to the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, the portfolio’s overweight to lower weighted CCC-rated securities and underweight to higher rated BB-rated securities were rewarded given the outperformance of lower rated securities during the fiscal year. Finally, from a high-yield sector selection perspective, having a slight underweight to the Energy sector was a positive for performance.

The Fund’s focus on select emerging market sovereign debt issuers contributed positively to relative performance. In particular, our overweight exposures to Venezuela and Peru sovereign debt were beneficial. Economic fundamentals in Peru remain strong; the country’s sovereign rating was upgraded by both Moody’s and Fitch. The upgrades were mainly due to Peru’s strong economic growth and the government’s commitment to economic stability. Yields and spreads on Venezuelan external debt continued to tighten over the reporting period. This was driven by a number of factors, including attractive valuations, rising oil prices and the increased possibility that President Chavez would not be reelected.

Our exposures to several emerging market companies also enhanced the Fund’s results. In particular, overweight positions in Brazilian energy company Petrobras and Mexican telecommunications firm Grupo Televisa all generated strong results during the reporting period. Petrobras is one of the largest integrated oil and gas companies in the world and is the dominant player in all aspects of the Brazilian oil and gas industry. Our focus on longer date Petrobras bonds performed well over the period and contributed to performance. Grupo Televisa is the largest media company in the Spanish-speaking world based on its market capitalization, with operations in programming, broadcasting, cable and pay TV. As a leader in Spanish programming, it benefits from high margins, has strong cash flows, maintains excellent liquidity and has low leverage.

Q. What were the leading detractors from performance?

A. Within high-yield, the largest detractor from the Fund’s relative performance was its sector positioning, including an underweight to the strong performing Information Technology

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	5

sector. Overweights to Transportation1 which falls under the Industrial sector, and Metals and Mining which falls under the Materials sector, were detrimental to the Fund’s results as they performed poorly during the reporting period.

A number of individual high-yield holdings, including overweights in Verso Paper Holdings and Overseas Shipholding Group were among the worst performing securities in the portfolio. Verso Paper Holdings is a lower quality high-yield issuer who manufactures and sells high-end coated freesheet paper. Its bonds moved lower during the reporting period, underperforming the high-yield market due to secular concerns of substituting paper for electronic communication consumption. Overseas Shipholding Group is one of the world’s largest oil tanker operating companies. It performed poorly as the company’s fundamentals weakened given heightened fears of a global economic slowdown.

In terms of the Fund’s emerging market exposure, the largest detractor from relative performance during the reporting period was its overweight exposure to local currencies, as they generally lagged the U.S. dollar. The largest drags on results were our overweights to the Polish zloty, the Russian ruble and the Brazilian real.

The Fund’s positioning in a number of countries was also negative for performance. In particular, an overweight to Argentina was not rewarded, as it was one of the worst performing countries in the benchmark during the reporting period. Having underweight exposures to the Ivory Coast, Belarus and the Philippines was also negative for results as they all outperformed the benchmark.

Finally, several individual securities were negative for performance. In particular, overweight positions in Mexican Telecommunication Service company Axtel and Argentinean Energy company Pan American Energy detracted from results. Axtel underperformed mainly due to negative investor sentiment over the company’s credit profile. In addition, weakness in the Mexican peso had a negative impact on Axtel’s performance. Poor performance from Argentina and Pan American Energy during the reporting period was mainly driven by headline risks around the government’s nationalization of YPF, the country’s largest oil producer. Labor strikes in the energy sector also weighed on investor sentiment.

Looking for additional information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for

1  Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

6	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Fund overview (cont’d)

the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Partners Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 18, 2012

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

Portfolio holdings and breakdowns are as of August 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 33 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2012 were: Sovereign Bonds (39.0%), Energy (18.2%), Consumer Discretionary (16.0%), Industrials (11.4%) and Materials (11.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ii             The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii          The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv           The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v              Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi           Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended August 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 38 funds in the Fund’s Lipper category.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†                 The bar graph above represents the composition of the Fund’s investments as of August 31, 2012 and August 31, 2011 and does not include derivatives, such as futures contracts, swap contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡                 Amount represents less than 0.1%.

8	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Spread duration (unaudited)

Economic Exposure — August 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	—	Emerging Markets
GDF	—	Western Asset Global Partners Income Fund Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit
Benchmark	—	50% Barclays U.S. HY (2% constrained), 50% JPMorgan Emerging Markets Bond Index Global

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	9

Effective duration (unaudited)

Interest Rate Exposure — August 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	—	Emerging Markets
GDF	—	Western Asset Global Partners Income Fund Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit
Benchmark	—	50% Barclays U.S. HY (2% constrained), 50% JPMorgan Emerging Markets Bond Index Global

10	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Schedule of investments

August 31, 2012

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 79.7%
Consumer Discretionary — 14.2%
Auto Components — 0.3%
Europcar Groupe SA	11.500%	5/15/17	100,000	EUR	$119,177	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	471,675	(a)(b)
Total Auto Components					590,852
Automobiles — 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	660,000		699,600
Escrow GCB General Motors	—	—	480,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	1,105,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	120,000		134,400	(a)(b)
Total Automobiles					834,000
Diversified Consumer Services — 0.9%
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		305,588	(b)
ServiceMaster Co., Senior Notes	8.000%	2/15/20	160,000		171,400	(b)
ServiceMaster Co., Senior Notes	7.000%	8/15/20	550,000		562,375	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000		566,800	(b)(c)
Total Diversified Consumer Services					1,606,163
Hotels, Restaurants & Leisure — 4.8%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	270,000		276,075	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	279,982		240,421	(a)(c)(d)(f)
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., Senior Notes	8.375%	2/15/18	160,000		164,200	(a)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	80,000		83,300
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	400,000		398,500	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,404,000		1,067,040	(b)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	320,000		344,800	(a)(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	320,000		323,200	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	10.750%	1/15/17	302,035		321,667	(f)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	300,000		316,500	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	259,887		268,333	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	682,427
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	370,000		342,712	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	11

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Landry’s Inc., Senior Notes	9.375%	5/1/20	300,000	$318,750	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	280,000	292,600	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	360,000	376,200
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	40,000	45,600	(b)
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	95,000	106,162	(b)
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	55,000	37,538	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,030,000	921,850	(a)(b)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	560,000	618,800	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	480,000	555,600	(b)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	250,000	274,375	(b)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	80,000	85,200	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	450,000	470,250	(b)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	8,000	8,160	(a)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	475,000	0	(c)(d)(e)(g)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	50,000	0	(c)(d)(e)(g)
Total Hotels, Restaurants & Leisure				8,940,260
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	360,000	387,000	(b)
Leisure Equipment & Products — 0.2%
Party City Holdings Inc., Senior Notes	8.875%	8/1/20	350,000	371,875	(a)
Media — 5.2%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000	128,850	(b)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	27,381	30,051	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,700,000	1,848,750	(b)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	460,000	486,450	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	220,000	214,500
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000	28,800
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000	32,512	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000	328,819	(b)

See Notes to Financial Statements.

12	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

August 31, 2012

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	310,000		$341,000	(b)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	340,000		354,875
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	570,000		741,824	(b)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	270,000		247,050	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000	EUR	570,727	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	610,000		710,650	(b)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	40,000		45,000	(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	579,000		466,095	(a)(b)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	300,000	EUR	386,773	(a)(b)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	100,000	EUR	127,981	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	90,000		91,575	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	190,000		197,125	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	290,000		312,475	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	270,000		272,362	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		202,950	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	500,000	EUR	660,345	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	650,000	EUR	901,371	(a)(b)
Total Media					9,728,910
Multiline Retail — 0.2%
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	150,000		122,250	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	310,000		299,150	(b)
Total Multiline Retail					421,400
Specialty Retail — 1.4%
American Greetings Corp., Senior Notes	7.375%	12/1/21	380,000		418,000	(b)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	978,018	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	520,000		496,600
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	350,000		368,816	(b)
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	212,000		224,987	(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/ Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	210,000		223,125	(a)
Total Specialty Retail					2,709,546

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	13

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Textiles, Apparel & Luxury Goods — 0.6%
Boardriders SA, Senior Notes	8.875%	12/15/17	700,000	EUR	$884,862	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000		305,225	(a)
Total Textiles, Apparel & Luxury Goods					1,190,087
Total Consumer Discretionary					26,780,093
Consumer Staples — 1.6%
Beverages — 0.0%
Innovation Ventures LLC/Innovation Ventures Finance Corp., Senior Secured Notes	9.500%	8/15/19	70,000		64,575	(a)
Food & Staples Retailing — 0.2%
New Albertsons Inc., Senior Notes	7.250%	5/1/13	60,000		60,000
Post Holdings Inc., Senior Notes	7.375%	2/15/22	370,000		391,738	(a)
Total Food & Staples Retailing					451,738
Food Products — 0.9%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	400,000	GBP	670,073	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	230,000	EUR	301,227	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	140,000		145,600	(a)(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000		548,100	(a)(b)
Total Food Products					1,665,000
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	260,000		269,100	(a)
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	50,000		55,625
Total Personal Products					324,725
Tobacco — 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	550,000		561,687	(b)
Total Consumer Staples					3,067,725
Energy — 16.9%
Energy Equipment & Services — 1.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	170,000		182,325	(b)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	210,000		215,775	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	575,000		598,000	(a)(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000		431,000	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000		214,500	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	330,000		368,775
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	370,000		410,700	(b)
Total Energy Equipment & Services					2,421,075
Oil, Gas & Consumable Fuels — 15.6%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	440,000		442,200
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	240,000		253,200

See Notes to Financial Statements.

14	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

August 31, 2012

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	90,000	$94,950
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	160,000	170,800	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	260,000	278,200	(a)(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	420,000	439,162	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	250,000	264,375
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000	519,600	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	844,457	620,676	(a)(c)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000	267,344	(b)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	250,000	249,375	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	100,000	114,000	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	568,284	645,571	(a)(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,000,000	1,295,000	(b)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	370,000	427,350	(b)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	250,000	280,235	(b)(h)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	260,000	291,528	(b)(h)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	380,000	347,700	(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	360,000	368,100	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	1,340,000	1,410,685	(a)(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	350,000	372,313	(a)(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	380,000	267,900
Novatek Finance Ltd., Notes	6.604%	2/3/21	460,000	532,450	(a)(b)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	705,000	440,625	(b)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	480,000	559,200	(a)(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	470,000	412,425	(a)(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	246,000	215,865	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000	353,925	(b)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000	503,023	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	1,093,543	(b)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	390,000	486,733	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,280,000	5,596,100	(b)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	15

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000	$500,175	(a)(b)
Petronas Capital Ltd.	5.250%	8/12/19	1,555,000	1,835,583	(a)(b)
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	40,000	43,500	(b)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	325,000	354,250	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000	375,375	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000	118,382	(a)(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000	625,575	(a)(b)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	220,000	235,400	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,020,000	1,004,700	(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000	11,100	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	570,000	709,650	(a)(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000	528,656	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	680,000	701,250	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	110,000	111,925
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	240,000	241,800	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	615,000	643,444	(b)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	880,000	1,056,000	(a)(b)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	340,000	317,050
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	560,000	376,600	(a)
Total Oil, Gas & Consumable Fuels				29,404,568
Total Energy				31,825,643
Financials — 5.1%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000	313,313	(b)
Commercial Banks — 1.3%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	470,000	590,684	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	290,000	268,612	(a)(b)(h)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	940,000	884,203	(a)(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000	190,000	(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	410,000	414,835	(b)
Santander Issuances SAU, Notes	5.911%	6/20/16	200,000	187,559	(a)
Total Commercial Banks				2,535,893

See Notes to Financial Statements.

16	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

August 31, 2012

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 0.7%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	400,000		$397,000	(b)
Ally Financial Inc., Senior Notes	8.000%	3/15/20	310,000		364,250	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	549,218	(b)
Total Consumer Finance					1,310,468
Diversified Financial Services — 2.3%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	660,000		742,500	(b)
Boats Investments (Netherlands) BV, Secured Notes	8.152%	12/15/15	685,281	EUR	254,274	(f)(h)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	310,000		320,850	(b)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	296,000		303,400	(b)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		477,250
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		78,750	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,142,925	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		105,628	(b)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	310,000		337,900	(a)(b)(f)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		528,750	(a)(h)
Total Diversified Financial Services					4,292,227
Insurance — 0.6%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		569,113	(b)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	12/31/12	100,000		86,438	(h)(i)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	200,000		212,750	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		293,750	(a)(b)
Total Insurance					1,162,051
Total Financials					9,613,952
Health Care — 4.4%
Health Care Equipment & Supplies — 0.4%
Biomet Inc., Senior Notes	10.000%	10/15/17	20,000		21,262	(b)
Hologic Inc., Senior Notes	6.250%	8/1/20	160,000		170,200	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	300,000	EUR	349,983	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	200,000	EUR	233,322	(a)
Total Health Care Equipment & Supplies					774,767

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	17

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — 3.5%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	470,000		$547,550
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	300,000		320,250	(b)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	220,000		257,400	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	540,000		585,900	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,050,000		942,375	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	380,000	GBP	576,231	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	180,000		188,775
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	210,000		218,925
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	750,000		858,750	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		185,000	(a)(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	620,000		702,150	(b)
INC Research LLC, Senior Notes	11.500%	7/15/19	160,000		157,600	(a)
InVentiv Health Inc., Senior Notes	10.250%	8/15/18	330,000		279,675	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	90,000		94,500	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	491,000		567,105	(b)
US Oncology Inc. Escrow	—	—	255,000		5,738	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	150,000		158,250	(b)
Total Health Care Providers & Services					6,646,174
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	892,409	(a)(b)
Total Health Care					8,313,350
Industrials — 10.5%
Aerospace & Defense — 0.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	220,000		231,275
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	610,000		652,700	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	190,000		213,750	(b)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	560,000		607,600	(a)(b)
Total Aerospace & Defense					1,705,325
Airlines — 1.4%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	161,054		162,665	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	675,091

See Notes to Financial Statements.

18	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

August 31, 2012

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	21,939		$22,461
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	3,910		4,281
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	52,347		53,394	(b)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	260,000		270,725	(a)(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	950,000		983,250	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	96,016		103,698	(b)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	147,000		155,085	(a)(b)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	128,000		131,840	(a)(b)
Total Airlines					2,562,490
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	284,200		267,858	(a)(d)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		220,000	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	279,000	EUR	358,822	(a)
Total Building Products					846,680
Commercial Services & Supplies — 1.7%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	50,000		43,500	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	780,000		655,200	(a)(b)
American Reprographics Co., Senior Notes	10.500%	12/15/16	460,000		478,400
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000		495,381	(b)
JM Huber Corp., Senior Notes	9.875%	11/1/19	200,000		222,500	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	580,000		594,500
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		198,000	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	370,000		393,125	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	90,000		95,625	(a)
Total Commercial Services & Supplies					3,176,231
Construction & Engineering — 0.7%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	350,000		304,500	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	550,000		621,500	(a)(b)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	200,000		207,500	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000		242,000	(a)(b)
Total Construction & Engineering					1,375,500

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	19

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Electrical Equipment — 0.6%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	400,000		$396,000	(a)(b)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	500,000	EUR	660,345	(a)
Total Electrical Equipment					1,056,345
Industrial Conglomerates — 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	40,000		45,300	(b)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		392,247	(a)
Total Industrial Conglomerates					437,547
Machinery — 0.7%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	510,000		545,700	(a)(b)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	280,000		296,100	(a)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	230,000		207,575	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	200,000		207,000	(a)
Total Machinery					1,256,375
Marine — 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	312,958		298,875	(a)(f)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	219,000		217,905	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	670,000		631,475	(b)
Total Marine					1,148,255
Professional Services — 0.2%
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	300,000	EUR	398,094	(a)(b)
Road & Rail — 1.5%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	923,350		831,015	(f)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	129,239	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	546,000		551,460	(a)(b)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	740,000		838,050	(b)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	460,000		499,100	(b)
Total Road & Rail					2,848,864
Trading Companies & Distributors — 0.2%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	320,000		332,800	(a)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	2,000		2,120	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	98,000		106,085	(a)(b)
Total Trading Companies & Distributors					441,005

See Notes to Financial Statements.

20	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

August 31, 2012

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	240,000		$156,000	(a)(b)
CMA CGM, Senior Notes	8.875%	4/15/19	700,000	EUR	567,897	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	710,000		695,800	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	770,000		793,100	(a)(b)
Total Transportation					2,212,797
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000		190,575	(a)
Total Industrials					19,656,083
Information Technology — 2.1%
Communications Equipment — 0.3%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	880,000		572,000	(b)
Electronic Equipment, Instruments & Components — 0.5%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	850,000		975,375	(a)(b)
Internet Software & Services — 0.1%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	220,000		234,850
IT Services — 0.8%
First Data Corp., Secured Notes	8.250%	1/15/21	40,000		39,850	(a)
First Data Corp., Senior Notes	9.875%	9/24/15	940,000		963,500	(b)
First Data Corp., Senior Notes	10.550%	9/24/15	330,000		339,900
SRA International Inc., Senior Notes	11.000%	10/1/19	70,000		71,575
Total IT Services					1,414,825
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	80,000		79,200	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	214,000		224,165	(b)
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	244,000		262,910	(a)(b)
Total Semiconductors & Semiconductor Equipment					566,275
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	130,000		129,025	(a)
Total Information Technology					3,892,350
Materials — 11.0%
Chemicals — 1.2%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	540,000		614,250	(a)(b)
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	50,000		56,250	(a)(b)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	310,000		330,150	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	268,000	EUR	301,696	(a)(b)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	180,000	EUR	234,894	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	21

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	500,000	EUR	$562,865	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	120,000	EUR	135,088	(a)
Total Chemicals					2,235,193
Construction Materials — 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	130,000		129,675	(a)
Containers & Packaging — 2.0%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,282,956	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	280,000		291,200	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	510,000		517,650
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Notes	8.500%	5/15/18	290,000		295,075
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Notes	9.000%	4/15/19	310,000		316,588
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	500,000		493,750	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	610,000		640,500	(a)(b)
Total Containers & Packaging					3,837,719
Metals & Mining — 6.5%
China Oriental Group Co., Ltd.	7.000%	11/17/17	490,000		396,900	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	200,000		201,483	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		292,950	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		271,250	(a)(b)
Evraz Group SA, Notes	8.250%	11/10/15	130,000		141,050	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	1,110,000		1,082,250	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000		593,325	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	100,000		98,750	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	550,000		550,000	(a)(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	840,000		575,400	(a)(b)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	200,000		148,500	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	390,000		372,450	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	330,000	EUR	418,187	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	230,000		258,175	(b)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	260,000		274,950	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		357,079	(b)

See Notes to Financial Statements.

22	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

August 31, 2012

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	810,000	$413,100	(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000	225,688	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000	856,013	(b)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	150,000	156,375	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	210,000	203,700	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	420,000	382,200
Vale Overseas Ltd., Notes	8.250%	1/17/34	460,000	599,752	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,757,000	2,074,367	(b)(j)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	627,000	655,215	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000	437,625	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000	103,500	(a)
Total Metals & Mining				12,140,234
Paper & Forest Products — 1.2%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	560,000	602,000	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	407,000	409,035	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	62,000	74,919	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	160,000	168,729
Empresas CMPC SA, Notes	4.750%	1/19/18	250,000	268,868	(a)(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	190,000	199,064	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	189,000	150,255	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	60,000	62,100	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	440,000	202,400
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	234,000	143,910
Total Paper & Forest Products				2,281,280
Total Materials				20,624,101
Telecommunication Services — 8.2%
Diversified Telecommunication Services — 4.9%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,363,000	804,170	(a)(b)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	730,000	430,700	(a)(b)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	356,000	210,040	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000	44,000	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	380,000	415,150	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	250,000	273,125	(a)(b)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	23

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	87,000		$91,894	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	450,000		487,687	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000		163,500	(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	200,000		210,750
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	600,000		644,250	(b)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		242,550	(a)(b)
SBA Telecommunications Inc., Senior Notes	5.750%	7/15/20	130,000		136,338	(a)(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		394,250	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	380,000		423,700	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		523,920	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	432,526	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	180,000	EUR	259,516	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	520,000		542,469	(a)(b)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	248,000		258,716	(a)(b)
West Corp., Senior Notes	8.625%	10/1/18	370,000		377,400	(b)
West Corp., Senior Notes	7.875%	1/15/19	470,000		467,650
West Corp., Senior Subordinated Notes	11.000%	10/15/16	290,000		303,775	(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		184,000	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	891,040		628,183	(a)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	270,000		275,400
Total Diversified Telecommunication Services					9,225,659
Wireless Telecommunication Services — 3.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		405,980	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		615,600	(a)(b)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	530,000		550,537
Oi S.A., Senior Notes	5.750%	2/10/22	240,000		249,912	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	490,000	GBP	756,651	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	154,419	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	250,000		227,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,865,000		1,892,975	(b)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	630,000		744,975	(a)(b)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	365,000		396,025	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000		203,500	(a)
Total Wireless Telecommunication Services					6,198,074
Total Telecommunication Services					15,423,733

See Notes to Financial Statements.

24	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

August 31, 2012

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 5.7%
Electric Utilities — 1.3%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000	$717,750	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000	345,100	(a)(b)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	173,964	153,088
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	800,000	860,000	(b)
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	400,000	324,000	(a)
Total Electric Utilities				2,399,938
Gas Utilities — 0.5%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000	97,756	(b)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000	351,450	(b)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	470,000	498,200	(a)
Total Gas Utilities				947,406
Independent Power Producers & Energy Traders — 3.8%
AES Corp., Senior Notes	9.750%	4/15/16	500,000	600,000	(b)
AES Gener SA, Notes	5.250%	8/15/21	250,000	277,271	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	270,000	283,500
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	540,000	612,900	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000	432,621	(a)(b)
Dynegy Inc., Bonds	7.670%	11/8/16	280,000	179,200	(b)(g)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Secured Notes	11.750%	3/1/22	1,470,000	1,572,900	(a)(b)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	230,000	236,037	(a)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	210,000	236,775	(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	390,000	391,950	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	810,000	828,225	(a)(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,430,000	1,487,200	(b)
Total Independent Power Producers & Energy Traders				7,138,579
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000	255,000	(a)(b)
Total Utilities				10,740,923
Total Corporate Bonds & Notes (Cost — $145,299,607)				149,937,953

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	25

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Senior Loans — 2.9%
Consumer Discretionary — 1.0%
Diversified Consumer Services — 0.5%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	1,000,000		$1,017,500	(k)
Hotels, Restaurants & Leisure — 0.5%
El Pollo Loco Inc., First Lien Term Loan	9.250 - 10.000%	7/14/17	297,000		307,395	(k)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	610,000		610,000	(k)
Total Hotels, Restaurants & Leisure					917,395
Total Consumer Discretionary					1,934,895
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	1,690,000		1,697,732	(k)
Industrials — 0.4%
Machinery — 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	500,000		503,750	(k)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	55,440		55,440	(d)(k)
Trico Shipping AS, New Term Loan B	—	5/13/14	97,612		97,612	(d)(l)
Total Marine					153,052
Total Industrials					656,802
Information Technology — 0.1%
IT Services — 0.1%
SRA International Inc., Term Loan B	6.500%	7/20/18	204,286		198,923	(k)
Materials — 0.2%
Chemicals — 0.2%
Kerling PLC, Term Loan	10.000%	6/30/16	300,000	EUR	324,512	(k)
Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	620,646		651,678	(k)
Total Collateralized Senior Loans (Cost — $5,389,821)					5,464,542
Convertible Bonds & Notes — 0.5%
Consumer Discretionary — 0.4%
Diversified Consumer Services — 0.4%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	770,000		746,900	(a)(b)
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	100,000		82,812
Total Convertible Bonds & Notes (Cost — $558,533)					829,712

See Notes to Financial Statements.

26	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

August 31, 2012

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 39.0%
Argentina — 3.0%
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,418,077		$971,382
Republic of Argentina, GDP Linked Securities, Senior Bonds	4.383%	12/15/35	5,670,000		652,050	(h)(m)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	3,321,000		3,170,200
Republic of Argentina, Senior Bonds	7.000%	10/3/15	485,000		409,150
Republic of Argentina, Senior Notes	8.750%	6/2/17	450,000		418,500
Total Argentina					5,621,282
Brazil — 5.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	665,000	BRL	335,996
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	8,035,000	BRL	4,104,191
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	413,000	BRL	209,779
Federative Republic of Brazil	7.125%	1/20/37	427,550		652,014
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	2,217,111		2,647,231	(j)
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		1,096,000
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	420,000		503,370
Total Brazil					9,548,581
Chile — 0.7%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		268,238	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	490,000		533,410	(a)(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		469,062
Total Chile					1,270,710
Colombia — 2.1%
Republic of Colombia	7.375%	9/18/37	2,150,000		3,316,375	(b)(j)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		246,150
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		340,425
Total Colombia					3,902,950
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	186,000		181,350	(a)(h)
Indonesia — 3.2%
Republic of Indonesia, Notes	3.750%	4/25/22	850,000		880,813	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	2,190,000		2,447,325	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		121,125	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	5,461,000,000	IDR	736,328
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	3,254,000,000	IDR	473,997
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		1,009,437	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	27

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	1,968,000,000	IDR	$272,313
Total Indonesia					5,941,338
Malaysia — 0.8%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	4,780,000	MYR	1,561,515
Government of Malaysia, Senior Bonds	4.262%	9/15/16	130,000	MYR	43,289
Total Malaysia					1,604,804
Mexico — 3.2%
Mexican Bonos, Bonds	8.000%	6/11/20	25,098,500	MXN	2,250,661
Mexican Bonos, Bonds	6.500%	6/9/22	2,024,200	MXN	166,236
Mexican Bonos, Bonds	8.500%	11/18/38	12,990,000	MXN	1,233,163
United Mexican States, Bonds	10.000%	12/5/24	4,800,000	MXN	508,798
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000		188,000
United Mexican States, Senior Notes	5.125%	1/15/20	220,000		264,000
United Mexican States, Senior Notes	3.625%	3/15/22	1,030,000		1,122,185
United Mexican States, Senior Notes	4.750%	3/8/44	210,000		235,725
Total Mexico					5,968,768
Panama — 1.3%
Republic of Panama	6.700%	1/26/36	1,738,000		2,487,078
Peru — 2.3%
Republic of Peru	8.750%	11/21/33	490,000		845,250
Republic of Peru, Bonds	7.840%	8/12/20	2,273,000	PEN	1,065,956
Republic of Peru, Bonds	6.550%	3/14/37	321,000		462,240
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,758,000	(j)
Republic of Peru, Senior Bonds	5.625%	11/18/50	209,000		269,087
Total Peru					4,400,533
Philippines — 0.6%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	910,000		1,121,575
Poland — 1.7%
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000		1,109,250	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000		581,250
Republic of Poland, Senior Notes	5.000%	3/23/22	1,270,000		1,463,675
Total Poland					3,154,175
Russia — 4.2%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	756,000		828,803	(a)(b)
Russian Federation	5.625%	4/4/42	2,600,000		3,077,750	(a)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	42,000		80,430	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	3,177,738		3,970,583	(a)(j)
Total Russia					7,957,566

See Notes to Financial Statements.

28	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

August 31, 2012

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — 5.0%
Republic of Turkey, Notes	6.750%	5/30/40	1,175,000	$1,518,687
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000	1,091,063
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,296,000	6,838,460	(j)
Total Turkey				9,448,210
Venezuela — 5.7%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,296,000	4,779,640	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	233,000	178,245
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,982,000	1,684,700
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	391,000	406,640
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000	3,751,665
Total Venezuela				10,800,890
Total Sovereign Bonds (Cost — $66,368,913)				73,409,810

			Shares
Common Stocks — 1.2%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			19,194	38,388	*(c)(d)
Media — 0.4%
Charter Communications Inc., Class A Shares			8,055	626,679	*
Total Consumer Discretionary				665,067
Energy — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			77,972,021	818,239	*(c)(d)
Industrials — 0.4%
Marine — 0.4%
DeepOcean Group Holding AS			26,137	463,278	*(c)(d)
Horizon Lines Inc., Class A Shares			170,006	306,011	*
Total Industrials				769,289
Total Common Stocks (Cost — $2,107,773)				2,252,595
Convertible Preferred Stocks — 1.2%
Financials — 1.2%
Diversified Financial Services — 1.2%
Citigroup Inc. (Cost — $2,804,405)	7.500%		24,800	2,299,208

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	29

Western Asset Global Partners Income Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 0.6%
Financials — 0.5%
Consumer Finance — 0.5%
GMAC Capital Trust I	8.125%		40,749	$1,011,390	(h)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		4,925	4,433	*(h)
Total Financials				1,015,823
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		1,017	101,700	(a)(c)
Total Preferred Stocks (Cost — $1,213,025)				1,117,523

		Expiration Date	Contracts/ Notional Amount
Purchased Options — 0.1%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00		9/19/12	8,730,000	11,682
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	5,346,000	61,276
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	1,603,800	18,383
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.50		9/19/12	4,257,000	3,346
Total Purchased Options (Cost — $426,195)				94,687

			Warrants
Warrants — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	272,609	*
Charter Communications Inc.		11/30/14	641	18,557	*(c)
Jack Cooper Holdings Corp.		12/15/17	496	37,200	*
Jack Cooper Holdings Corp.		5/6/28	228	17,100	*
Nortek Inc.		12/7/14	1,175	5,875	*(c)(d)
SemGroup Corp.		11/30/14	2,968	35,616	*(c)(d)
Total Warrants (Cost — $28,729)				386,957
Total Investments — 125.4% (Cost — $224,197,001#)				235,792,987
Liabilities in Excess of Other Assets — (25.4)%				(47,713,193)
Total Net Assets — 100.0%				$188,079,794

See Notes to Financial Statements.

30	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

August 31, 2012

Western Asset Global Partners Income Fund Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security (unaudited).
(e)	Value is less than $1.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	The coupon payment on these securities is currently in default as of August 31, 2012.
(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	All or a portion of this loan is unfunded as of August 31, 2012. The interest rate for fully unfunded term loans is to be determined.
(m)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
#	Aggregate cost for federal income tax purposes is $224,824,130.

Abbreviations used in this schedule:
	BRL	— Brazilian Real
	EUR	— Euro
	GBP	— British Pound
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	MXN	— Mexican Peso
	MYR	— Malaysian Ringgit
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	31

Western Asset Global Partners Income Fund Inc.

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Par	Value
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	$99.00	5,346,000	$29,137
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	1,603,800	8,741
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	87.00	8,730,000	6,384
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	1,603,800	6,329
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	5,346,000	21,098
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Call	9/19/12	98.00	3,663,000	27,028
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.IG.18 Index, Put	9/19/12	130.00	19,350,000	4,064
Total Written Options (Premiums received — $281,230)				$102,781

See Notes to Financial Statements.

32	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

August 31, 2012

Western Asset Global Partners Income Fund Inc.

Summary of Investments by Country** (unaudited)

United States	37.3%
Brazil	7.9
Mexico	6.9
Russia	5.5
Venezuela	4.7
Turkey	4.0
Indonesia	3.3
United Kingdom	3.0
Colombia	2.8
Argentina	2.6
Luxembourg	2.0
Peru	1.9
Netherlands	1.5
Malaysia	1.5
Poland	1.3
Panama	1.3
Chile	1.2
Germany	1.0
Ireland	1.0
France	0.9
India	0.8
Australia	0.7
Bermuda	0.7
Italy	0.6
Cayman Islands	0.6
Kazakhstan	0.6
Canada	0.5
South Africa	0.5
Philippines	0.5
Qatar	0.4
Norway	0.4
Sweden	0.3
United Arab Emirates	0.3
Mongolia	0.3
Marshall Islands	0.3
Belgium	0.2
Trinidad and Tobago	0.2

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	33

Western Asset Global Partners Income Fund Inc.

Summary of Investments by Country** (unaudited) (continued)

Spain	0.2%
China	0.2
Singapore	0.1
100.0%

** As a percentage of total investments. Please note that Fund holdings are as of August 31, 2012 and are subject to change.

See Notes to Financial Statements.

34	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Statement of assets and liabilities

August 31, 2012

Assets:
Investments, at value (Cost — $224,197,001)	$235,792,987
Foreign currency, at value (Cost — $670,641)	681,713
Cash	2,235,893
Interest receivable	4,583,495
Receivable for securities sold	217,131
Swaps, at value (premiums paid — $173,051)	52,207
Premiums receivable on written options	14,434
Prepaid expenses	21,033
Total Assets	243,598,893

Liabilities:
Loan payable (Notes 1 and 5)	39,000,000
Payable for open reverse repurchase agreements	15,295,445
Payable for securities purchased	410,866
Unrealized depreciation on forward foreign currency contracts	301,264
Investment management fee payable	166,295
Written options, at value (premiums received — $281,230)	102,781
Payable for open swap contracts	50,416
Interest payable	36,724
Accrued foreign capital gains tax	29,008
Accrued expenses	126,300
Total Liabilities	55,519,099
Total Net Assets	$188,079,794

Net Assets:
Par value ($0.001 par value; 15,536,563 shares issued and outstanding; 100,000,000 shares authorized)	$15,537
Paid-in capital in excess of par value	206,770,913
Undistributed net investment income	3,056,839
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(33,099,577)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	11,336,082
Total Net Assets	$188,079,794

Shares Outstanding	15,536,563

Net Asset Value	$12.11

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	35

Statement of operations

For the Year Ended August 31, 2012

Investment Income:
Interest	$19,095,026
Dividends	343,400
Less: Foreign taxes withheld	(50,145)
Total Investment Income	19,388,281

Expenses:
Investment management fee (Note 2)	1,877,822
Interest expense (Notes 3 and 5)	527,661
Audit and tax	77,700
Transfer agent fees	54,105
Shareholder reports	52,760
Custody fees	41,092
Directors’ fees	28,452
Legal fees	20,827
Fund accounting fees	17,920
Stock exchange listing fees	16,785
Insurance	5,549
Miscellaneous expenses	8,017
Total Expenses	2,728,690
Net Investment Income	16,659,591
Net Realized Gain (Loss) From:
Investment transactions	(863,854)
Futures contracts	(39,253)
Written options	1,560,710
Swap contracts	(36,901)
Foreign currency transactions	2,431,918
Net Realized Gain	3,052,620
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,733,870
Futures contracts	7,377
Written options	(741,409)
Swap contracts	(122,721)
Foreign currencies	17,505
Change in Net Unrealized Appreciation (Depreciation)	5,894,622
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	8,947,242
Increase in Net Assets from Operations	$25,606,833

See Notes to Financial Statements.

36	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Statements of changes in net assets

For the years ended August 31,	2012	2011

Operations:
Net investment income	$ 16,659,591	$ 16,942,934
Net realized gain	3,052,620	3,150,914
Change in net unrealized appreciation (depreciation)	5,894,622	(2,927,795)
Increase in Net Assets From Operations	25,606,833	17,166,053

Distributions to Shareholders From (Note 1):
Net investment income	(17,669,069)	(17,586,264)
Decrease in Net Assets From Distributions to Shareholders	(17,669,069)	(17,586,264)

Fund Share Transactions:
Proceeds for shares issued on reinvestment of distributions (70,861 and 72,184 shares issued, respectively)	840,892	883,441
Increase in Net Assets From Fund Share Transactions	840,892	883,441
Increase in Net Assets	8,778,656	463,230

Net Assets:
Beginning of year	179,301,138	178,837,908
End of year*	$188,079,794	$179,301,138
* Includes undistributed net investment income of:	$3,056,839	$2,047,164

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	37

Statement of cash flows

For the Year Ended August 31, 2012

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 25,606,833
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(86,059,682)
Proceeds from sales of portfolio securities	88,262,466
Net purchases, sales and maturities of short-term investments	2,521,000
Cash paid for purchased options	(1,221,841)
Proceeds from sales of purchased options	576,043
Net amortization of premium (accretion of discount)	(48,761)
Decrease in receivable for securities sold	395,701
Decrease in interest receivable	282,875
Increase in prepaid expenses	(4,126)
Decrease in cash collateral with brokers for swap contracts	60,000
Increase in premiums receivable on written options	(14,434)
Upfront premiums paid for swap contracts	(173,051)
Increase in payable for open swap contracts	50,416
Decrease in payable for securities purchased	(799,736)
Increase in investment management fee payable	4,084
Decrease in Directors’ fee payable	(220)
Decrease in interest payable	(34,142)
Decrease in accrued expenses	(5,852)
Decrease in premiums received from written options	(725,300)
Decrease in receivable from broker — variation margin on open futures contracts	8,367
Net realized loss on investments≠	863,854
Change in unrealized appreciation of investments, written options, swap contracts and forward foreign currency contracts	(5,877,552)
Net Cash Provided by Operating Activities*	23,666,942

Cash Flows from Financing Activities:
Distributions paid on common stock	(16,828,177)
Due to custodian	(34,188)
Decrease in payable for reverse repurchase agreements	(4,973,955)
Net Cash Used in Financing Activities	(21,836,320)
Net Increase in Cash	1,830,622
Cash at Beginning of Year	1,086,984
Cash at End of Year	$ 2,917,606

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 840,892

≠  This amount includes net realized gain/loss on purchased options.

*  Included in operating expenses is cash of $561,803 paid for interest on borrowings.

See Notes to Financial Statements.

38	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31:

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.59	$11.62	$10.06	$11.36	$12.59

Income (loss) from operations:
Net investment income	1.07	1.10	1.21	1.17	1.14
Net realized and unrealized gain (loss)	0.59	0.01	1.49	(1.33)	(1.39)
Total income (loss) from operations	1.66	1.11	2.70	(0.16)	(0.25)

Less distributions from:
Net investment income	(1.14)	(1.14)	(1.14)	(1.14)	(0.98)
Total distributions	(1.14)	(1.14)	(1.14)	(1.14)	(0.98)

Net asset value, end of year	$12.11	$11.59	$11.62	$10.06	$11.36

Market price, end of year	$13.63	$12.19	$12.55	$10.23	$10.30
Total return, based on NAV[1,2]	15.33%	9.64%	27.90%	2.22%	(2.16)%
Total return, based on Market Price[3]	23.03%	6.58%	35.62%	15.51%	0.11%

Net assets, end of year (000s)	$188,080	$179,301	$178,838	$154,057	$173,700

Ratios to average net assets:
Gross expenses	1.53%	1.66%	1.91%	2.99%	2.77%
Net expenses[4]	1.53	1.66	1.91	2.99	2.77
Net investment income	9.32	9.10	10.77	14.10	9.38

Portfolio turnover rate	37%	56%	65%	58%	46%

Supplemental data:
Loans Outstanding, End of Year (000s)	$39,000	$39,000	$33,000	$33,000	$35,000
Asset Coverage (000s)	$227,080	$218,301	$211,838	$187,057	$208,700
Asset Coverage for Loan Outstanding	582%	560%	642%	567%	596%
Weighted Average Loan (000s)	$39,000	$34,085	$33,000	$33,499	$35,000
Weighted Average Interest Rate on Loans	0.95%	0.94%	1.18%	2.96%	4.32%

[1]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[2]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[3]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

40	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	41

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$149,076,856	$ 861,097	$149,937,953
Collateralized senior loans	—	5,464,542	—	5,464,542
Convertible bonds & notes	—	829,712	—	829,712
Sovereign bonds	—	73,409,810	—	73,409,810
Common stocks:
Consumer discretionary	$ 626,679	—	38,388	665,067
Energy	—	—	818,239	818,239
Industrials	306,011	—	463,278	769,289
Convertible preferred stocks	2,299,208	—	—	2,299,208
Preferred stocks	1,015,823	101,700	—	1,117,523
Purchased options	—	94,687	—	94,687
Warrants	54,300	326,782	5,875	386,957
Total investments	$4,302,021	$229,304,089	$2,186,877	$235,792,987
Other financial instruments:
Credit default swaps on credit indices — buy protection‡	—	$ 52,207	—	$ 52,207
Total	$4,302,021	$229,356,296	$2,186,877	$235,845,194

	LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$102,781	—	$102,781
Forward foreign currency contracts	—	301,264	—	301,264
Total	—	$404,045	—	$404,045

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

42	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks
Investments In Securities	Corporate Bonds & Notes	Consumer Disrectionary	Energy	Industrials	Warrants	Total
Balance as of August 31, 2011	$ ,186,662	—	$660,825	$ 34,830	$2,355	$1,884,672
Accrued premiums/discounts	6,538	—	—	—	—	6,538
Realized gain (loss)[1]	(4,194)	—	—	44,999	—	40,805
Change in unrealized appreciation (depreciation)[2]	(173,684)	—	96,900	(34,830)	3,520	(108,094)
Purchases	1,077,444	$38,388	60,514	—	—	1,176,346
Sales	(721,669)	—	—	(44,999)	—	(766,668)
Transfers into Level 3[3]	0 *	—	—	463,278	—	463,278
Transfers out of Level 3[4]	(510,000)	—	—	—	—	(510,000)
Balance as of August 31, 2012	$ 861,097	$38,388	$818,239	$463,278	$5,875	$2,186,877
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2012[2]	$ (200,042)	—	$ 96,900	—	$3,525	$ (99,617)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults,

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	43

the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower

44	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At August 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the year ended August 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	45

for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit

46	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	47

entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(j) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to

48	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	49

of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

50	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

As of August 31, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $404,045. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	51

gains tax in that country. As of August 31, 2012, there were $29,008 of capital gains tax liabilities accrued on unrealized gains.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$2,019,153	$(2,019,153)

(a) Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd. (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on the assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

52	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended August 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$86,059,682
Sales	88,262,466

At August 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 21,707,038
Gross unrealized depreciation	(10,738,181)
Net unrealized appreciation	$ 10,968,857

During the year ended August 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of August 31, 2011	66,660,000	$ 1,006,530
Options written	103,879,000	1,159,849
Options closed	(30,478,000)	(609,560)
Options expired	(94,418,400)	(1,275,589)
Written options, outstanding as of August 31, 2012	45,642,600	$ 281,230

Transactions in reverse repurchase agreements for the Fund during the year ended August 31, 2012 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$18,098,460	0.77%	$35,353,756

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.10% to 1.00% during the year ended August 31, 2012. Interest expense incurred on reverse repurchase agreements totaled $140,038.

At August 31, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
JPMorgan Chase & Co.	1.00%	5/16/2012	TBD*	$ 968,000
Credit Suisse	0.75%	5/18/2012	TBD*	10,452,085
Credit Suisse	0.85%	5/18/2012	TBD*	3,875,360
				$15,295,445

*  TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	53

On August 31, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $19,477,389.

At August 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Citibank N.A.	266,373	$ 335,230	10/25/12	$ (6,381)
British Pound	Citibank N.A.	943,613	1,497,984	11/16/12	(27,604)
British Pound	UBS AG	760,367	1,207,081	11/16/12	(20,239)
Euro	BNP Paribas SA	1,427,030	1,796,416	11/16/12	(46,542)
Euro	Citibank N.A.	2,333,554	2,937,594	11/16/12	(46,005)
Euro	UBS AG	9,608,049	12,095,088	11/16/12	(154,493)
Net unrealized loss on open forward foreign currency contracts					$(301,264)

At August 31, 2012, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION 1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$ 672,000	12/20/16	5.000% Quarterly	$ 2,522	$ 17,893	$ (15,371)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	48,000	12/20/16	5.000% Quarterly	180	1,305	(1,125)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	1,728,000	12/20/16	5.000% Quarterly	6,485	44,095	(37,610)
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	2,524,500	6/20/17	5.000% Quarterly	43,020	109,758	(66,738)
Total	$4,972,500			$52,207	$173,051	$(120,844)

1   If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

2   The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3     The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡   Percentage shown is an annual percentage rate.

54	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2012.

ASSET DERIVATIVES1

	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$ 94,687	$ 94,687
Swap contracts[3]	—	52,207	52,207
Total	—	$146,894	$146,894

LIABILITY DERIVATIVES1

	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$102,781	$102,781
Forward foreign currency contracts	$301,264	—	301,264
Total	$301,264	$102,781	$404,045

1   Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2     Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

3     Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended August 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$ (612,993)	$ (612,993)
Written options	—	—	1,560,710	1,560,710
Futures contracts	$(39,253)	—	—	(39,253)
Swap contracts	3,523	—	(40,424)	(36,901)
Forward foreign currency contracts	—	$2,703,719	—	2,703,719
Total	$(35,730)	$2,703,719	$ 907,293	$3,575,282

1   Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	55

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$ 50,643	$ 50,643
Written options	—	—	(741,409)	(741,409)
Futures contracts	$7,377	—	—	7,377
Swap contracts	(1,877)	—	(120,844)	(122,721)
Forward foreign currency contracts	—	$7,812	—	7,812
Total	$5,500	$7,812	$(811,610)	$(798,298)

1   The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended August 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 176,959
Written options	155,876
Futures contracts (to sell)†	1,781,643
Forward foreign currency contracts (to buy)†	938,292
Forward foreign currency contracts (to sell)	22,523,583

Average Notional Balance
Credit default swap contracts (to buy protection)	$2,835,269
Interest rate swap contracts†	350,922

†  At August 31, 2012, there were no open positions held in this derivative.

5. Loan

At August 31, 2012, the Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $55,000,000. This agreement is subject to a 30-day notice of termination by the Fund or a 180-day notice of termination by the lender. The Fund pays a commitment fee at an annual rate of 0.10%, on the unutilized portion of the loan.

The interest on the loan is calculated at a variable rate based on the LIBOR or Federal Funds Rate plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the year ended August 31, 2012 was $371,358. For the year ended August 31, 2012, the Fund incurred a commitment fee in the amount of $16,265.

56	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

For the year ended August 31, 2012, the Fund had an average daily loan balance outstanding of $39,000,000 and the weighted average interest rate was 0.95%. At August 31, 2012, the Fund had $39,000,000 of borrowings outstanding per the current credit agreement.

6. Distributions subsequent to August 31, 2012

On August 8, 2012, the Fund’s Board of Directors declared three distributions, each in the amount of $0.095 per share, payable on September 28, 2012, October 26, 2012 and November 30, 2012 to shareholders of record on September 21, 2012, October 19, 2012 and November 23, 2012, respectively.

7. Important tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2012	2011

Distributions Paid From:
Ordinary income	$17,669,069	$17,586,264

As of August 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 2,929,711
Capital loss carryforward*	(32,472,448)
Other book/tax temporary differences(a)	127,128
Unrealized appreciation (depreciation)(b)	10,708,953
Total accumulated earnings (losses) — net	$(18,706,656)

*  During the taxable year ended August 31, 2012, the Fund utilized $1,205,537 of its capital loss carryforward available from prior years. As of August 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
8/31/2017	$ (5,539,451)
8/31/2018	(26,932,997)
$(32,472,448)

These amounts will be available to offset any future taxable capital gains.

(a) Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04

Western Asset Global Partners Income Fund Inc. 2012 Annual Report	57

establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

58	Western Asset Global Partners Income Fund Inc. 2012 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Global Partners Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global Partners Income Fund Inc., including the schedule of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Partners Income Fund Inc. as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 18, 2012

Western Asset Global Partners Income Fund Inc.	59

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Partners Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

60	Western Asset Global Partners Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1994
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Western Asset Global Partners Income Fund Inc.	61

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1992
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	159
Other board memberships held by Director	None

62	Western Asset Global Partners Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Global Partners Income Fund Inc.	63

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.'s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC's Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC's Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

64	Western Asset Global Partners Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†  Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1   The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2013, year 2014 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2   Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Global Partners Income Fund Inc.	65

Annual chief executive officer and
principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

66	Western Asset Global Partners Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Global Partners Income Fund Inc.	67

Dividend reinvestment and cash purchase plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange (“NYSE”) trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making

68	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited) (cont’d)

open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

Western Asset Global Partners Income Fund Inc.	69

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission

70	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited) (cont’d)

or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Global Partners Income Fund Inc.	71

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2012:

Record date:	9/23/2011	10/21/2011	Monthly	Monthly
Payable date:	9/30/2011	10/28/2011	November 2011 - December 2011	January 2012 - August 2012
Ordinary income:
Qualified dividend income for individuals	0.39%	0.23%	0.32%	0.03%
Dividends qualifying for the dividends received deduction for corporations	0.39%	0.23%	0.32%	0.03%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Global Partners Income Fund Inc.

Directors	Western Asset Global Partners Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund	Simpson Thacher & Bartlett LLP
William R. Hutchinson	Advisor, LLC	425 Lexington Avenue
Riordan Roett		New York, NY 10017
Jeswald W. Salacuse	Subadvisers
	Western Asset Management Company	New York Stock Exchange Symbol
Officers	Western Asset Management Company Limited	GDF
R. Jay Gerken	Western Asset Management Company Ltd
President and	Western Asset Management Company Pte. Ltd.
Chief Executive Officer
Richard F. Sennett	Custodian
Principal Financial Officer	State Street Bank and Trust Company
Ted P. Becker	1 Lincoln Street
Chief Compliance Officer	Boston, MA 02111
Vanessa A. Williams
Identity Theft Prevention	Transfer agent
Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and	New York, NY 10038
Chief Legal Officer
Thomas Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and
Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and
Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Global Partners Income Fund Inc.

Western Asset Global Partners Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010340 10/12 SR12-1760

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2011 and August 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $82,400 in 2011 and $71,900 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 201 and $0 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global Partners Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,300 in 2011 and $0 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global Partners Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Partners Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund

(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global Partners Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global Partners Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Partners Income Fund Inc. during the reporting period were $0 in 2012.

(h) Yes. Western Asset Global Partners Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global Partners Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENTINVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of August 31, 2012.

Other Accounts Managed by Investment professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Investment	Investment	Investment	Other
Professional(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	8 registered investment companies with $1.9 billion in total assets under management	21 Other pooled investment vehicles with $10.2 billion in assets under management*	47 Other accounts with $17.7 in total assets under management**

Stephen A. Walsh‡	99 registered investment companies with $176.7 billion in total assets under management	226 Other pooled investment vehicles with $99.1 billion in assets under management***	723 Other accounts with $175.6 billion in total assets under management****

Keith J. Gardner‡	40 registered investment companies with $30.2 billion in total assets under management	26 Other pooled investment vehicles with $13.8 billion in assets under management+	167 Other accounts with $42.9 billion in total assets under management++

Michael C. Buchanan‡	43 registered investment Companies with $33.2 billion in total assets Under management	44 Other pooled investment vehicles with $25.1 billion in assets under management+++	191 Other accounts with $50.6 billion in total assets under management++++

Ryan K. Brist‡	12 registered investment Companies with $3.2 billion in total assets Under management	11 Other pooled investment vehicles with $7.0 billion in assets under management#	25 Other accounts with $7.6 billion in total assets under management##

Christopher F. Kilpatrick‡	None	None	None

*	Includes 1 account managed, totaling $130 million, for which advisory fee is performance based.
**	Includes 7 accounts managed, totaling $2.7 billion, for which advisory fee is performance based.
***	Includes 6 accounts managed, totaling $863 million, for which advisory fee is performance based.
****	Includes 70 accounts managed, totaling $16.3 billion, for which advisory fee is performance based.
+	Includes 1 account managed, totaling $131 million, for which advisory fee is performance based.
++	Includes 20 accounts managed, totaling $6.7 billion, for which advisory fee is performance based.
+++	Includes 4 accounts managed, totaling $560 million, for which advisory fee is performance based.
++++	Includes 22 accounts managed, totaling $7.1 billion, for which advisory fee is performance based.
#	Includes 1 account managed, totaling $719,000, for which advisory fee is performance based.
##	Includes 2 accounts managed, totaling $350 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of August 31, 2012.

Investment professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Ryan K. Brist	A
Christopher F. Kilpatrick	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a)          (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	October 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	October 25, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Global Partners Income Fund Inc.

Date:	October 25, 2012